UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 31, 2008
                                ----------------

                         CHIMERA INVESTMENT CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                     333-145525               26-0630461
        ------------                 --------------            ------------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)

       1211 Avenue of the Americas
                Suite 2902
           New York, New York                                     10036
       -------------------------                               -----------
  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:   (212) 696-0100

                                    No Change
                                    ---------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
           ------------------------------------------

         On January 31, 2008, Chimera Investment Corporation (the "Company"), entered into a master repurchase agreement (the "Agreement") with DB Structured Products, Inc. ("DB") and Deutsche Bank Securities Inc. ("Deutsche Bank"). DB is an affiliate of Deutsche Bank, which was one of the underwriters of the Company's November 2007 initial public offering. This type of lending arrangement is often referred to as a "repurchase facility."

         The Agreement is a $350 million lending facility on a committed basis. The Agreement is set to terminate on January 29, 2010. Under the Agreement, the Company will sell mortgage loans or residential mortgage-backed securities to DB for a purchase price equal to the lesser of either the product of the market value of the purchased mortgage loans or securities to be sold multiplied by varying percentages of the purchase price depending on the type of mortgage loan or securities being financed, or the outstanding principal amount thereof. In general, the price at which the Company will repurchase the mortgage loans or securities from DB will equal the original purchase price plus accrued but unpaid interest. Pursuant to the terms of the Agreement, the Company will pay interest to DB ranging from LIBOR plus a number of basis points depending on the type of mortgage loan or securities being financed. The Company is required to maintain certain routine covenants, in addition to standard representations and warranties, during the term of the Agreement. The Agreement is filed as Exhibit
10.1 to this Current Report and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibits:

               10.1 Master Repurchase Agreement between Chimera Investment Corporation and DB Structured Products, Inc. and Deutsche Bank Securities Inc., dated as of January 31, 2008.

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Chimera Investment Corporation


                                  By:   /s/ A. Alexandra Denahan
                                      ---------------------------------------
                                      Name:   A. Alexandra Denahan
                                      Title:  Chief Financial Officer

Date: February 1, 2008